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                                                                    Exhibit 23.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the use in this Amendment No. 2 to Registration Statement No. 333-126453 on Form SB-2 of our report dated October 28, 2005 relating to the consolidated financial statements of Stellar Technologies, Inc. and subsidiaries as of June 30, 2005 and for the year then ended.

We also consent to the reference to us under the heading "Experts" in such prospectus.

MALONE & BAILEY, PC
Houston, Texas
January 12, 2006